EXHIBIT 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                               FORT WORTH DIVISION

IN RE:                                 ss.  Chapter 11
                                       ss.
KITTY HAWK, INC.,                      ss.  CASE NO. 400-42141-BJH-11
KITTY HAWK AIRCARGO, INC.,             ss.  CASE NO. 400-42142-BJH-11
KITTY HAWK CHARTERS, INC.,             ss.  CASE NO. 400-42143-BJH-11
KITTY HAWK INTERNATIONAL, INC.,        ss.  CASE NO. 400-42144-BJH-11
KITTY HAWK CARGO, INC.,                ss.  CASE NO. 400-42145-BJH-11
OK TURBINES, INC.,                     ss.  CASE NO. 400-42146-BJH-11
LONGHORN SOLUTIONS, INC.,              ss.  CASE NO. 400-42147-BJH-11
AIRCRAFT LEASING, INC.,                ss.  CASE NO. 400-42148-BJH-11
AMERICAN INTERNATIONAL                 ss.  CASE NO. 400-42149-BJH-11
TRAVEL, INC., AND                      ss.
FLIGHT ONE LOGISTICS, INC.             ss.  CASE NO. 400-42069-BJH-11
                                       ss.
         Debtors.                      ss.  Jointly Administered under
                                       ss.  Case No. 400-42141

--------------------------------------------------------------------------------
                SUPPLEMENTAL DISCLOSURE UNDER 11 U.S.C. SS. 1125
                    IN SUPPORT OF THE DEBTORS' AMENDED JOINT
                 PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000
--------------------------------------------------------------------------------

THIS SUPPLEMENTAL DISCLOSURE HAS BEEN PREPARED BY THE DEBTORS IDENTIFIED ABOVE (COLLECTIVELY, THE "DEBTORS," OR "KITTY HAWK") AND DESCRIBES THE AMENDMENTS TO THE DEBTORS' JOINT PLAN OF REORGANIZATION DATED OCTOBER 10, 2000 (AS AMENDED, THE "AMENDED PLAN"). ANY TERM USED IN THIS SUPPLEMENTAL DISCLOSURE THAT IS NOT DEFINED HEREIN HAS THE MEANING ASCRIBED TO THAT TERM IN THE AMENDED PLAN. A COPY OF THE AMENDED PLAN IS INCLUDED HEREIN BEHIND THE SUPPLEMENTAL DISCLOSURE.


Dated: November 22, 2000

Robert D. Albergotti         John D. Penn                    Sarah B. Foster
State Bar No. 00969800       State Bar No. 15752300          State Bar No. 07297500
Haynes and Boone, LLP        Haynes and Boone, LLP           Haynes and Boone, LLP
901 Main Street, Suite 3100  201 Main Street, Suite 2200     600 Congress Ave., Suite 1600
Dallas, Texas 75202          Fort Worth, Texas 76102         Austin, Texas 78701
Tel. No. (214) 651-5000      Direct Tel. No. (817) 347-6610  Tel. No. (512) 867-8400
Fax No. (214) 651-5940       Direct Fax No. (817) 348-2300   Fax No. (512) 867-8470

COUNSEL TO THE DEBTORS AND THE DEBTORS-IN-POSSESSION

               SUPPLEMENTAL DISCLOSURE TO HOLDERS OF SENIOR NOTES

A. THE TREATMENT OF CLASS 6 HAS BEEN CHANGED AND THIS SUPPLEMENTAL DISCLOSURE IS DESIGNED TO ASSIST YOU IN DECIDING IF YOU WOULD LIKE TO CHANGE YOUR VOTE.

      On October 16, 2000, the Debtors mailed a Solicitation Package to you which contained the Debtors' Joint Plan of Reorganization Dated October 10, 2000 (the "Plan"), the Debtors' Final Disclosure Statement Under 11 U.S.C. ss.1125 In Support of the Debtors' Joint Plan of Reorganization Dated October 10, 2000 (the "Final Disclosure Statement"), Ballots for voting on the Plan, the Order (i) Approving Final disclosure Statement; (ii) Setting Date for Confirmation Hearing and Fixing Deadlines for Voting On and Objecting to the Plan: and (iii) Establishing and Approving Procedures Relating to the Solicitation of Acceptances and Rejections of the Plan, a Notice reiterating certain deadlines, and a letter from the Creditors' Committee urging unsecured creditors to reject the Plan. On or before November 14, 2000, each creditor receiving this Supplemental Disclosure voted to accept the Plan.

      On November 17, 2000, the Creditors' Committee, the Unofficial Noteholders' Committee and the Debtors reached an agreement to modify the Plan to provide more favorable treatment to unsecured creditors other than the Noteholders. The Creditors' Committee has agreed to support confirmation of the Plan so long as it is amended to (i) distribute more of the stock of Reorganized Kitty Hawk (20% versus 15%) to the general unsecured creditors in Class 7; (ii) distribute 80% (RATHER THAN 85%) of the stock of Reorganized Kitty Hawk to the Noteholders; (iii) provide for a payment of $1.5 million on December 31, 2003 to Class 7 if the Class 7 Allowed Claims are more than $85 million and an additional payment of $1.5 million on December 31, 2004 if the Class 7 Allowed Claims are more than $90 million; (iv) release all preference claims and other claims arising under sections 544 through 551 of the Bankruptcy Code; and (v) keep the Official Committee of Unsecured Creditors in place for a year after the Effective Date to monitor the Debtor's claim objection and resolution process.

      Because these changes affect the treatment of Class 6 creditors, you, as a Class 6 creditor who voted to accept the Plan, are being asked to indicate whether you wish to change your vote. To change your vote, you must return a new ballot. IF YOU DO NOT RETURN A NEW BALLOT (OR BALLOTS), YOUR PRIOR ACCEPTANCE WILL STAND. THE DEBTORS REQUEST THAT ALL CLASS 6 CREDITORS RETURN BALLOTS CONFIRMING THEIR PRIOR VOTE.

      This Supplemental Disclosure is designed to generally inform you of the changes in the Amended Plan, a copy of which accompanies this Supplemental Disclosure, and to solicit your acceptance of the Amended Plan.

      B.    CHANGES INCORPORATED IN THE AMENDED PLAN

      The Amended Plan provides more favorable treatment to Class 7, which is the Class of holders of Other Unsecured Claims. First, the Amended Plan increases to 20% the percentage of the

SUPPLEMENTAL DISCLOSURE UNDER 11 U.S.C.SS.1125 IN SUPPORT OF THE DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000 stock in the Reorganized Debtor that will be distributed, pro rata, to holders of Allowed Class 7 Claims. As discussed in the Final Disclosure Statement, the Plan incorporates a compromise of causes of action that the Debtors might assert against the Noteholders. The Creditors' Committee believed that the compromise was not fair to Class 7 because it did not give Class 7 enough in return for the Debtors' release of its claims against the Noteholders. The Debtors and the Creditors' Committee disagreed about the merits of the claims being released. The claims are discussed in the Final Disclosure Statement beginning on page 18.

      In response to negotiations with the Creditors' Committee, the Debtors and the Unofficial Noteholders' Committee (whose members hold large Class 6 claims) agreed to increase from 15% to 20% the percentage of stock that would be distributed to Class 7. The Unofficial Noteholders' Committee also agreed that the Plan should be amended to require the Reorganized Debtor to pay $1.5 million, pro rata, to holders of Allowed Class 7 Claims on December 31, 2003 if the total Allowed Class 7 Claims exceed $85 million and to make an additional payment of $1.5 million on December 31, 2004 if the Allowed Class 7 Claims exceed $90 million. The Creditors' Committee agreed to support confirmation of the Plan with these changes and the others described below.

      In the Amended Plan, the Debtors release all preference claims as well as all other claims under sections 544 through 551 of the Bankruptcy Code. This release assures trade creditors that the Reorganized Debtor will NOT sue them to recover payments made by the Debtors in the ninety (90) days preceding the filing of the Bankruptcy Cases.

      The Amended Plan keeps the Creditors' Committee in existence after the Effective Date to monitor the claims objection and resolution process. The Creditors' Committee will continue to have counsel, although counsel's fees will be limited to $75,000. The Creditors' Committee's continuing role assures that the Reorganized Debtor will object to claims that are overstated or to which the Debtors have good defenses.

      The Debtors believe that the compromise incorporated in the Amended Plan will facilitate the prompt confirmation of the Amended Plan and the preservation of the Debtors' value for the benefit of the Class 6 and Class 7 creditors who will become the owners of Reorganized Kitty Hawk. The Debtors urge all holders of Class 6 Claims to confirm their vote to accept the Amended Plan.

C.    HEARING ON CONFIRMATION OF THE AMENDED PLAN

      The Bankruptcy Court set DECEMBER 20, 2000 AT 1:15 P.M. DALLAS, TEXAS TIME, as the time and date for the hearing (the "Confirmation Hearing") to determine whether the Amended Plan has been accepted by the requisite number of Creditors and whether the other requirements for Confirmation of the Plan have been satisfied. Once commenced, the Confirmation Hearing may be adjourned or continued by announcement in open court with no further notice. Holders of Claims in Class 6 may change their ballots by voting in accordance with the procedures set forth in Section D of this Supplemental Disclosure. The Debtors have elected not to resolicit the holders of Claims in Class 7 because doing so would delay confirmation. The Debtors have stipulated that Class 7 has rejected the Amended Plan and intend to seek confirmation of the Amended Plan, or a modification

SUPPLEMENTAL DISCLOSURE UNDER 11 U.S.C.SS.1125 IN SUPPORT OF THE DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000 thereof, under section 1129(b) of the Bankruptcy Code (commonly referred to as a "cramdown").

D.    RETURNING BALLOTS

      1.    BALLOT RECORD DATE

      Pursuant to Bankruptcy Rule 3017(d), September 19, 2000 is the "Ballot Record Date" for determining which Noteholders may be entitled to vote to accept or reject the Plan. Only holders of record of Senior Notes on that date are entitled to cast ballots.

      2.    SPECIAL PROCEDURES FOR BALLOTS OF HOLDERS OF SENIOR NOTES

      Each record holder and each bank, agent, broker or other nominee who holds 9.95% Senior Notes due 2004 of Kitty Hawk, Inc. in its name (the "Nominal Holder" or "Nominee") that previously voted on behalf of or prevalidated ballots for a beneficial holder or holders of Senior Notes should be receiving Resolicitation Packages for distribution to the appropriate beneficial holders. A Nominee shall, upon receipt of the Resolicitation Packages, forward the Resolicitation Packages to the beneficial owners so that such beneficial security holders may vote on the Plan pursuant to Code section 1126. The Debtors shall provide for reimbursement, as an administrative expense, of all the reasonable expenses of Nominal Holders in distributing the Resolicitation Packages to said beneficial security holders.

      Nominal Holders will have two options for obtaining the votes of beneficial owners of securities, consistent with usual customary practices for obtaining the votes of securities held in street name: (i) the Nominal Holder may prevalidate the individual ballot contained in the Resolicitation Package (by indicating that the record holders of the securities voted, and the appropriate account numbers through which the beneficial owner's holdings are derived) and then forward the Resolicitation Package to the beneficial owner of the securities, which beneficial owner will then indicate its acceptance or rejection of the Plan on the ballot, and then return the individual ballot directly to the SOLICITATION AGENT in the return envelope to be provided in the Resolicitation Package, or (ii) the Nominal Holder may forward the Resolicitation Package to the beneficial owner of the securities for voting along with a return envelope provided by and addressed to the NOMINAL HOLDER, with the beneficial owner then returning the individual ballot to the Nominal Holder, the Nominal Holder will subsequently summarize the votes, including, at a minimum, the number of beneficial holders voting to accept and to reject the Plan who submitted ballots to the Nominal Holder and the amount of such securities so voted, in an affidavit (the "Affidavit of Voting Results"), and then return the Affidavit of Voting Results to the Solicitation Agent. By submitting an Affidavit of Voting Results, each such Nominal Holder certifies that the Affidavit of Voting Results accurately reflects votes and choices reflected on the ballots received from beneficial owners holding such securities as of the Ballot Record Date.

      Pursuant to 28 U.S.C.ss.ss.157 and 1334, 11 U.S.C.ss.105, and Bankruptcy Rule 1007(i) and (j), the Nominees shall maintain the individual ballots of its beneficial owners and evidence of authority to vote on behalf of such beneficial owners. No such ballots shall be destroyed or

SUPPLEMENTAL DISCLOSURE UNDER 11 U.S.C.SS.1125 IN SUPPORT OF THE DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000 otherwise disposed of or made unavailable without such action first being approved by prior order of the Bankruptcy Court.

      3.    DEADLINE FOR SUBMITTING BALLOTS

      BALLOTS MUST BE SUBMITTED TO (A) THE SOLICITATION AGENT, OR (B) ALTERNATIVELY, TO THE NOMINAL HOLDERS, AND MUST ACTUALLY BE RECEIVED BY EITHER OF THOSE PERSONS, WHETHER BY MAIL, DELIVERY, OR FACSIMILE, BY DECEMBER 14, 2000 AT 5:00 P.M. DALLAS, TEXAS TIME (THE "BALLOT RETURN DATE"). ANY BALLOTS RECEIVED AFTER THAT TIME WILL NOT BE COUNTED. ANY BALLOT WHICH IS NOT EXECUTED BY A PERSON AUTHORIZED TO SIGN SUCH BALLOT WILL NOT BE COUNTED. IN THE EVENT THAT BALLOTS ARE SUBMITTED TO THE NOMINEES, AFFIDAVITS OF VOTING RESULTS REQUIRED OF THE NOMINEES MUST BE RECEIVED BY THE SOLICITATION AGENT WITHIN ONE (1) BUSINESS DAY AFTER THE BALLOT RETURN DATE, BUT MAY BE SENT BY FACSIMILE TRANSMISSION, PROVIDED THAT AN ORIGINAL, SIGNED AFFIDAVIT OF VOTING RESULTS IS RECEIVED BY THE SOLICITATION AGENT WITHIN TWO (2) BUSINESS DAYS OF THE BALLOT RETURN DATE.

      IF YOU HAVE ANY QUESTIONS REGARDING THE PROCEDURES FOR VOTING ON THE AMENDED PLAN, CONTACT THE SOLICITATION AGENT OR IAN PECK, HAYNES AND BOONE, LLP, 901 MAIN STREET, SUITE 3100, DALLAS, TEXAS 75202, TELEPHONE (214) 651-5000, TELECOPY (214) 651-5940.

                         APPROVAL BY BANKRUPTCY COURT

      THIS SUPPLEMENTAL DISCLOSURE WAS APPROVED BY THE BANKRUPTCY COURT ON NOVEMBER 22, 2000. Such approval is required by the Bankruptcy Code and does not constitute a judgment by the Bankruptcy Court as to the desirability of the Plan, or as to the value or suitability of any consideration offered thereunder. Such approval does indicate, however, that the Bankruptcy Court has determined that the Supplemental Disclosure meets the requirements of section 1125 of the Bankruptcy Code and contains adequate information to permit the holders of Allowed Class 6 Claims to make an informed judgment regarding acceptance or rejection of the Amended Plan. This Supplemental Disclosure should be read in conjunction with the Final Disclosure Statement. This Supplemental Disclosure supplements the Final Disclosure Statement to reflect changes included in the Amended Plan. The Final Disclosure Statement includes important information not included in this Supplemental Disclosure. If you have misplaced the Final Disclosure Statement previously sent to you, you may print a copy of the Final Disclosure Statement off of the World Wide Web by accessing www.haynesboone.com/kittyhawk or you may request a copy from Ian Peck, Haynes and Boone, LLP, 901 Main Street, Suite 3100, Dallas, Texas 75202, Telephone
(214) 651-5000, Telecopy (214) 651-5940.

      THE APPROVAL BY THE BANKRUPTCY COURT OF THIS SUPPLEMENTAL DISCLOSURE DOES NOT CONSTITUTE AN ENDORSEMENT BY THE BANKRUPTCY COURT OF THE AMENDED PLAN OR A GUARANTEE OF THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN. THE MATERIAL HEREIN CONTAINED IS INTENDED SOLELY FOR THE USE OF CREDITORS OF THE DEBTORS IN EVALUATING THE AMENDED PLAN AND VOTING TO ACCEPT OR REJECT THE AMENDED PLAN AND, ACCORDINGLY,

SUPPLEMENTAL DISCLOSURE UNDER 11 U.S.C.SS.1125 IN SUPPORT OF THE DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000

      MAY NOT BE RELIED UPON FOR ANY PURPOSE OTHER THAN THE DETERMINATION OF HOW TO VOTE ON THE AMENDED PLAN. THE DEBTORS' REORGANIZATION PURSUANT TO THE AMENDED PLAN IS SUBJECT TO NUMEROUS CONDITIONS AND VARIABLES AND THERE CAN BE NO ABSOLUTE ASSURANCE THAT THE AMENDED PLAN, AS CONTEMPLATED, WILL BE EFFECTUATED.

      THE DEBTORS BELIEVE THAT THE AMENDED PLAN AND THE TREATMENT OF CLAIMS THEREUNDER IS IN THE BEST INTERESTS OF CREDITORS, AND URGE THAT YOU VOTE TO ACCEPT THE AMENDED PLAN.

      THIS DISCLOSURE STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE STATEMENTS CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUPPLEMENTAL DISCLOSURE UNDER 11 U.S.C.SS.1125 IN SUPPORT OF THE DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000
                                                                          Page 6

Dated: November 22, 2000.


KITTY HAWK, INC.                                          OK TURBINES, INC.
Debtor and Debtor-In-Possession                           Debtor and Debtor-In-Possession


/S/ TILMON J. REEVES                                      /S/ TILMON J. REEVES
------------------------------------------------------    ------------------------------------------------------
By:   Tilmon J. Reeves                                    By:   Tilmon J. Reeves
Its:  Chief Executive Officer                             Its:  Chief Executive Officer


KITTY HAWK AIRCARGO, INC.                                 LONGHORN SOLUTIONS, INC.
Debtor and Debtor-In-Possession                           Debtor and Debtor-In-Possession


/S/ TILMON J. REEVES                                      /S/ TILMON J. REEVES
------------------------------------------------------    ------------------------------------------------------
By:   Tilmon J. Reeves                                    By:   Tilmon J. Reeves
Its:  Chief Executive Officer                             Its:  Chief Executive Officer


KITTY HAWK CHARTERS, INC.                                 AIRCRAFT LEASING, INC.
Debtor and Debtor-In-Possession                           Debtor and Debtor-In-Possession


/S/ TILMON J. REEVES                                      /S/ TILMON J. REEVES
------------------------------------------------------    ------------------------------------------------------
By:   Tilmon J. Reeves                                    By:   Tilmon J. Reeves
Its:  Chief Executive Officer                             Its:  Chief Executive Officer


KITTY HAWK INTERNATIONAL, INC.                            AMERICAN INTERNATIONAL TRAVEL, INC.
Debtor and Debtor-In-Possession                           Debtor and Debtor-In-Possession


/S/ TILMON J. REEVES                                      /S/ TILMON J. REEVES
------------------------------------------------------    ------------------------------------------------------
By:   Tilmon J. Reeves                                    By:   Tilmon J. Reeves
Its:  Chief Executive Officer                             Its:  Chief Executive Officer


KITTY HAWK CARGO, INC.                                    FLIGHT ONE LOGISTICS, INC.
Debtor and Debtor-In-Possession                           Debtor and Debtor-In-Possession


/S/ TILMON J. REEVES                                      /S/ TILMON J.REEVES
-------------------------------------------------------   ------------------------------------------------------
By:   Tilmon J. Reeves                                    By:   Tilmon J. Reeves
Its:  Chief Executive Officer                             Its:  Chief Executive Officer

SUPPLEMENTAL DISCLOSURE UNDER 11 U.S.C.SS.1125 IN SUPPORT OF THE DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000

OK TURBINES, INC.
Robert D. Albergotti         John D. Penn                    Sarah B. Foster
State Bar No. 00969800       State Bar No. 15752300          State Bar No. 07297500
Haynes and Boone, LLP        Haynes and Boone, LLP           Haynes and Boone, LLP
901 Main Street, Suite 3100  201 Main Street, Suite 2200     600 Congress Ave., Suite 1600
Dallas, Texas 75202          Fort Worth, Texas 76102         Austin, Texas 78701
Tel. No. (214) 651-5000      Direct Tel. No. (817) 347-6610  Tel. No. (512) 867-8400
Fax No. (214) 651-5940       Direct Fax No. (817) 348-2300   Fax No. (512) 867-8470

/S/ ROBERT D. ALBERGOTTI
------------------------------
Robert D. Albergotti (No. 00969800)
John D. Penn (No. 15752300)
Sarah B. Foster (No. 07297500)

COUNSEL TO THE DEBTORS AND THE DEBTORS-IN-POSSESSION

SUPPLEMENTAL DISCLOSURE UNDER 11 U.S.C.SS.1125 IN SUPPORT OF THE DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000
                                                                          Page 8